August 24, 1999


Report to Fellow Shareholders:

     Early in 1999, short-term interest rates fell before leveling off later in the first and second quarters. However, at the end of the second quarter rates began to rise. The decline in rates in early 1999 was in response to decreases in the Federal Funds target rate late in 1998. The Federal Reserve Board ("Fed") lowered rates late last year largely in an effort to revive what was at the time slumping U.S. stock and bond markets. The target rate remained unchanged at 4.75% until the end of June 1999, when the rate was set at 5.00%. Short-term interest rates have followed the late second quarter increase, and have slowly climbed upwards by the end of the six month reporting period of June 30.

     The seven-day effective yield for Nicholas Money Market Fund ("Fund") declined from 5.04% at December 31, 1998 to 4.64% at
June 30, 1999.   Net assets fell from roughly $160 million at
December 31, 1998 to $142 million at June 30, 1999 with weighted average days to maturity slightly increasing from 37 days to 38 days. Over 93% of the Fund's net assets were invested in various
issuers of commercial paper.   Management would once again like
to remind shareholders that its yield and total return ranked above the average for taxable money market funds as reported by IBC's Money Market Insight ("IBC") a service of the IBC Financial Data, Inc. Of the 928 taxable funds reported by IBC on June 30, 1999, the Funds 12-month return of 4.96% outperformed the taxable fund average 12-month return of 4.69%. Yields for the Fund are shown in the table below:

                                                Yield   Yield
                                                As Of   As Of
                                               6/30/99 7/31/99
                                               ------- -------
Current 7-day*  ..........................      4.54%   4.66%
Effective 7-day*  ..........................    4.64%   4.77%
Current 12-month*  .........................    4.85%   4.78%
Effective 12-month* ........................    4.96%   4.91%

     As of August 24, 1999, the Fund's effective seven-day yield has risen to 4.86%. Also on this date the Fed raised its target rate by a quarter of a percent to 5.25%. The Fed hikes in June and August 1999 were largely in response to growth in U.S. economic activity. The Fed felt such boosts were warranted because the financial strain from the previous year eased, foreign economics firmed and the U.S. economy was at a brisk pace. Expect the Fed to keep an eye on such key variables as unemployment rates which are historically low, and the ability of productivity gains to keep inflation (which has risen as measured by the consumer price index just 1.40% through July 31, 1999) manageable. Also the public's response to potential Y2K problems and how that would effect financial markets may influence the Fed as to whether or not to change rates in the future. Currently the Fed's neutral stance on future rate changes has caused many economists to believe that if there are any additional rate increases for the remainder of this year, they should be small.


     Thank you for your continued support.

                              Sincerely,


                          /s/ Albert O. Nicholas
                          ----------------------
                              Albert O. Nicholas
                              President


*The current yield represents the annualized net investment income per share for the stated time periods. The effective yield assumes compounding. All performance and ranking data is historical and does not represent future results. An investment in the Fund is neither insured nor guaranteed by the United States Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


Statement of Net Assets
June 30, 1999 (unaudited)
------------------------------------------------------------------------------

                                                                           Yield to     Amortized
   Principal                                                   Maturity    Maturity        Cost
     Amount                                                      Date    (Note 1 (b))  (Note 1 (a))
   ---------                                                   --------   ----------   ------------
    COMMERCIAL PAPER - 93.37%
  $  665,000  Newell Co.                                       07/01/99      5.78%     $    665,000
   2,500,000  Fiserv, Inc.                                     07/02/99      5.10%        2,499,653
     700,000  Wausau-Mosinee Paper Corporation                 07/02/99      5.10%          699,903
   4,275,000  John Deere Capital Corporation                   07/06/99      4.89%        4,272,162
   1,750,000  Torchmark Corporation                            07/06/99      5.01%        1,748,804
   2,000,000  Torchmark Corporation                            07/06/99      5.01%        1,998,633
   5,000,000  American Honda Finance Corporation               07/07/99      4.91%        4,996,000
     878,000  American Honda Finance Corporation               07/07/99      4.99%          877,283
   2,450,000  Ford Motor Credit Co.                            07/08/99      4.91%        2,447,718
     710,000  Torchmark Corporation                            07/08/99      5.14%          709,303
     885,000  Vulcan Materials Co.                             07/08/99      4.91%          884,174
   2,160,000  Ford Motor Credit Co.                            07/09/99      4.90%        2,157,706
     730,000  American General Finance Corporation             07/12/99      4.94%          728,927
   2,200,000  General Electric Capital Corporation             07/12/99      4.94%        2,196,753
     600,000  Torchmark Corporation                            07/12/99      5.10%          599,083
   1,885,000  Bear Stearns Companies, Inc. (The)               07/13/99      4.97%        1,881,959
   6,000,000  Vulcan Materials Co.                             07/13/99      4.92%        5,990,400
   1,550,000  DaimlerChrysler N.A. Holding Corp.               07/14/99      4.94%        1,547,308
   1,300,000  Newell Co.                                       07/14/99      4.94%        1,297,723
   1,575,000  DaimlerChrysler N.A. Holding Corp.               07/15/99      4.94%        1,572,054
     320,000  Fiserv, Inc.                                     07/15/99      5.20%          319,365
   2,000,000  Wausau-Mosinee Paper Corporation                 07/15/99      5.20%        1,996,033
   1,500,000  Credit Suisse First Boston, Inc.                 07/16/99      4.93%        1,496,994
   2,050,000  Weyerhaeuser Real Estate Company                 07/16/99      5.07%        2,045,746
   2,950,000  General Motors Acceptance Corporation            07/19/99      4.93%        2,942,920
   1,125,000  Electronic Data Systems Corp.                    07/20/99      4.91%        1,122,156
   2,275,000  Ford Motor Credit Co.                            07/20/99      4.99%        2,269,129
   1,125,000  Associates First Capital Corp.                   07/21/99      4.90%        1,122,013
   2,000,000  Fiserv, Inc.                                     07/21/99      5.20%        1,994,333
   3,150,000  Weyerhaeuser Real Estate Company                 07/21/99      5.07%        3,141,285
   3,100,000  Coca-Cola Enterprises, Inc.                      07/22/99      4.99%        3,091,175
     225,000  Fiserv, Inc.                                     07/22/99      5.20%          224,331
   4,000,000  DaimlerChrysler N.A. Holding Corp.               07/23/99      4.92%        3,988,242
     900,000  Associates First Capital Corp.                   07/26/99      4.97%          896,963
   2,475,000  Sears Roebuck Acceptance Corporation             07/26/99      5.13%        2,466,355
   3,225,000  Bayer Corporation                                07/27/99      4.92%        3,213,820
   2,025,000  Bear Stearns Companies, Inc. (The)               07/28/99      4.96%        2,017,634
     150,000  American Honda Finance Corporation               07/29/99      5.18%          149,407
   3,775,000  Firstar Corp.                                    07/29/99      4.98%        3,760,701
     400,000  Fiserv, Inc.                                     07/30/99      5.26%          398,341
   1,100,000  LOCAP, Inc.                                      07/30/99      5.20%        1,095,481
   3,300,000  LOCAP, Inc.                                      07/30/99      5.03%        3,286,974
     475,000  Fiserv, Inc.                                     08/02/99      5.31%          472,804
     550,000  Marshall & Ilsley Corp.                          08/02/99      4.98%          547,619
     970,000  Associates First Capital Corp.                   08/03/99      4.99%          965,661
     975,000  Stanley Works (The)                              08/04/99      5.01%          970,488
   2,525,000  Stanley Works (The)                              08/04/99      5.01%        2,513,315
   1,780,000  Credit Suisse First Boston, Inc.                 08/05/99      4.95%        1,771,659
   3,900,000  American General Finance Corporation             08/06/99      5.01%        3,880,890
     572,000  Stanley Works (The)                              08/09/99      5.16%          568,864
   1,200,000  Stanley Works (The)                              08/09/99      5.01%        1,193,630
   1,500,000  Wausau-Mosinee Paper Corporation                 08/09/99      5.22%        1,491,713
     600,000  Wausau-Mosinee Paper Corporation                 08/09/99      5.26%          596,652
   3,250,000  Brown-Forman Corporation                         08/10/99      5.11%        3,231,944
   2,385,000  Morgan Stanley Dean Witter & Co.                 08/10/99      4.93%        2,372,280
   3,225,000  Coca-Cola Enterprises, Inc.                      08/11/99      4.96%        3,207,260
   1,150,000  Coca-Cola Enterprises, Inc.                      08/11/99      4.96%        1,143,674
   4,025,000  Marshall & Ilsley Corp.                          08/12/99      5.04%        4,001,850
   2,500,000  Marshall & Ilsley Corp.                          08/13/99      5.08%        2,485,159
   1,850,000  Sears Roebuck Acceptance Corporation             08/16/99      5.14%        1,838,110
     890,000  Credit Suisse First Boston, Inc.                 08/17/99      5.01%          884,330
     775,000  General Electric Capital Corporation             08/18/99      5.14%          769,802
   2,100,000  Wausau-Mosinee Paper Corporation                 08/18/99      5.47%        2,085,020
   3,230,000  General Motors Acceptance Corporation            08/19/99      5.17%        3,207,754
   1,375,000  American General Finance Corporation             08/20/99      5.21%        1,365,260
   3,300,000  Firstar Corp.                                    08/24/99      5.27%        3,274,508
     725,000  McGraw-Hill Companies                            08/25/99      5.32%          719,240
   4,125,000  McGraw-Hill Companies                            08/31/99      5.01%        4,090,891
                                                                                       ------------
                    TOTAL COMMERCIAL PAPER                                              132,460,321
                                                                                       ------------

    VARIABLE RATE SECURITIES - 7.05%
   5,000,000  Anchor National Life Funding Agreement (1)(2)    07/01/99      5.13%        5,000,000
         415  Firstar Bank U.S.A., N.A. (1)                    07/01/99      5.00%              415
   5,000,000  Morgan Stanley Group, Inc. (1)                   07/14/00      5.35%        5,000,000
                                                                                       ------------
                    TOTAL VARIABLE RATE SECURITIES                                       10,000,415
                                                                                       ------------
                    TOTAL INVESTMENTS                                                   142,460,736
                                                                                       ------------
                    LIABILITIES, NET OF CASH AND RECEIVABLES (0.42)%                       (593,843)
                                                                                       ------------
                    TOTAL NET ASSETS (Basis of percentages disclosed above)            $141,866,893
                                                                                       ------------
                                                                                       ------------
                    NET ASSET VALUE PER SHARE ($.0001 par value, 3,000,000,000 shares authorized), offering price and redemption price
                     ($141,866,893 / 141,866,893 shares outstanding)                          $1.00
                                                                                              =====

    (1) These securities are subject to a demand feature as defined by the Securities and Exchange Commission.
    (2) Not readily marketable for a 90 day period.

   The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 1999 (unaudited)
-------------------------------------------------------------------------------
INCOME:
   Interest............................                   $3,824,588
                                                          ----------

EXPENSES:
   Management fee (Note 2).............                      228,176
   Transfer agent fees.................                       56,111
   Registration fees...................                       23,361
   Legal fees..........................                       18,626
   Postage and mailing fees............                        9,723
   Printing fees.......................                        7,040
   Custodian fees......................                        3,275
   Directors' fees.....................                        3,000
   Telephone fees......................                          517
   Other operating expenses............                        3,127
                                                          ----------
                                                             352,956
                                                          ----------
       Net investment income...........                   $3,471,632
                                                          ----------
                                                          ----------

   The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 1999 (unaudited)
and the year ended December 31, 1998
-------------------------------------------------------------------------------

                                                                       1999             1998
                                                                   ------------     ------------
OPERATIONS:
    Net investment income..................................        $  3,471,632     $  7,494,990

DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income
      ($0.022 and $0.052 per share, respectively)..........          (3,471,632)      (7,494,990)
                                                                   ------------     -------------

             Increase in net assets
               from investment activities..................                  --               --
                                                                   ------------     ------------

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share):
    Proceeds from shares issued............................          86,463,368      178,021,968
    Net asset value of shares issued in distributions                 3,605,848        7,046,022
    Cost of shares redeemed................................        (108,389,620)    (142,679,502)
                                                                   ------------     ------------
             Increase (decrease) in net assets derived from
               capital share transactions..................         (18,320,404)      42,388,488
                                                                   ------------     ------------

             Total increase (decrease) in net assets.......         (18,320,404)      42,388,488
                                                                   ------------     ------------


NET ASSETS, at the beginning of the period.................         160,187,297      117,798,809
                                                                   ------------     ------------

NET ASSETS, at the end of the period.......................        $141,866,893     $160,187,297
                                                                   ------------     ------------
                                                                   ------------     ------------



    The accompanying notes to financial statements are an integral part of these statements.

Financial Highlights
(For a share outstanding throughout each period)
-------------------------------------------------------------------------------

                                              Six Months                  Year ended December 31,
                                             Ended 6/30/99     ---------------------------------------------
                                              (unaudited)      1998       1997      1996      1995      1994
                                             -------------     ----       ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD.....        $1.00        $1.00      $1.00     $1.00     $1.00     $1.00

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................         .022         .052       .052      .050      .055      .038
                                                 -----        -----      -----      -----     -----    -----
  LESS DISTRIBUTIONS:
  From net investment income.............        (.022)       (.052)     (.052)    (.050)    (.055)    (.038)
                                                 -----        -----      -----     -----     -----     -----

NET ASSET VALUE, END OF PERIOD...........        $1.00        $1.00      $1.00     $1.00     $1.00     $1.00
                                                 -----        -----      -----     -----     -----     -----
                                                 -----        -----      -----     -----     -----     -----
TOTAL RETURN.............................         2.31%**     5.26%      5.26%     5.14%     5.64%     3.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).....       $141.9       $160.2     $117.8    $119.1    $111.8    $118.1
Ratio of expenses to average net assets..         .45%*        .48%       .51%      .52%      .51%      .53%
Ratio of net investment income
  to average net assets..................        4.45%*       5.18%      5.15%     5.02%     5.50%     3.83%

 * Annualized.
** Not annualized.

                 The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 1999 (unaudited)

(1)  Summary of Significant Accounting Policies -

        The Nicholas Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment company. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of significant accounting policies followed by the Fund.

        (a) Securities held by the Fund, which are purchased at a discount or premium, are valued on the basis of amortized cost, done on a straight line method which is not materially different than the level yield method. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates. Variable rate instruments purchased at par are valued at cost which approximates market value. Investment transactions are generally accounted for on the trade date.

        (b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

        (c) The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less. As of June 30, 1999, the Fund's dollar-weighted average portfolio maturity was 38 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

        (d) It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

        (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2)  Investment Adviser and Management Agreement -

        The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser at an annual rate of .30 of 1% of the daily average net asset value of the Fund. The adviser will reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed .50 of 1% of the average net assets for the year. At June 30, 1999, the Fund owed Nicholas Company, Inc. $35,443 for advisory services.

NICHOLAS FAMILY OF FUNDS
Services Offered
---------------------------------------------------------------------
* IRAs
        *Traditional    *Simple      *Educational
        *Roth           *SEP

*Self-employed Master Retirement Plan
        *Money Purchase *Profit Sharing

*Automatic Investment Plan

*Direct Deposit of Distributions

*Systematic Withdrawl Plan

*Monthly Automatic Exchange between Funds

*Telephone Redemption

*Telephone Exchange

*24-hour Automated Account Information (800-544-6547)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Family of Funds.

                      Officers and Directors

             ALBERT O. NICHOLAS, President and Director

                    FREDERICK F. HANSEN, Director

                      JAY H. ROBERTSON, Director

                      MELVIN L. SCHULTZ, Director

             DAVID L. JOHNSON, Executive Vice President

        THOMAS J. SAEGER, Executive Vice President and Secretary

           JEFFREY T. MAY, Senior Vice President and Treasurer

                DAVID O. NICHOLAS, Senior Vice President

                   LYNN S. NICHOLAS, Vice President

                   KATHLEEN A. EVANS, Vice President

                   CANDACE L. LESAK, Vice President


                        Investment Adviser
                       NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                          Transfer Agent
                  FIRSTAR MUTUAL FUND SERVICES, LLC
                        Milwaukee, Wisconsin
                    414-276-0535 or 800-544-6547

                             Custodian
                      FIRSTAR BANK MILWAUKEE, N.A.
                        Milwaukee, Wisconsin

                             Auditors
                        ARTHUR ANDERSEN LLP
                        Milwaukee, Wisconsin

                             Counsel
                   MICHAEL, BEST & FRIEDRICH LLP
                        Milwaukee, Wisconsin




  This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective
                            prospectus.

NICHOLAS MONEY MARKET FUND, INC.

700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com


JUNE 30, 1999